                                                                    Exhibit 31.1

                                  CERTIFICATION

     I, James A. Luksch, Chief Executive Officer of Blonder Tongue Laboratories,
Inc., certify that:

     1.   I  have  reviewed  this  quarterly  report on Form 10-Q of Blonder
          Tongue Laboratories, Inc.;

     2.   Based  on my  knowledge,  this  report does not contain any untrue statement of a material fact oromit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were  made, not misleading  with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and   other financial
          information included in this report,  fairly  present inv all material respects the financial condition, results of operations and cash flows of  the  registrant as of, and for,  the  periods  presented  in  this report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure  controls and  procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

          b)   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          c)   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5.   The registrant's  other  certifying officer(s) and I  have  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          a)   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b)   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  May 16, 2005

                                           /s/  James A. Luksch
                                           James A. Luksch
                                           Chief Executive Officer
                                           (Principal Executive Officer)